UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
September 30, 2013

SANTARO INTERACTIVE ENTERTAINMENT COMPANY
 (Exact name of registrant as specified in its charter)

Nevada	333-165751	27-1571493
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Taihe Wenhua Plaza B-410, 1A Chenjialin Balizhuang, Chaoyang District
Beijing, People’s Republic of China, 100025
(Address of principal executive offices)

(8610) 82167111
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2013, Ms. Dong Yan resigned as Chief Financial Officer (“CFO”) of Santaro Interactive Entertainment Company (the “Registrant”).  Ms. Dong Yan’s resignation was not due to any disagreement with the Registrant, known to an executive officer of the Registrant, on any matter relating to the Registrant’s operations, policies or practices.  Mr. Mingyang Li, the Registrant’s Chief Executive Officer, shall act as the Registrant’s CFO until such time as the CFO position is filled.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTARO INTERACTIVE ENTERTAINMENT COMPANY

Date: November 22, 2013	By:	/s/ Zhilian Chen
President / Director

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